UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                         ------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------

        Date of Report (Date of earliest event reported): January 15, 2003

     BEAR STEARNS ASSET BACKED SECURITIES INC., (as depositor under the Sale and Servicing Agreement , dated December 1, 2001 providing for the issuance of ABFS Mortgage Loan Trust 2001-4 Mortgage Pass-Through Certificates, Series 2001-4.)

                    BEAR STEARNS ASSET BACKED SECURITIES INC.
             (Exact name of registrant as specified in its charter)


         Delaware                  333-56242-14                13-3836437
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

245 Park Avenue
New York, New York                                               10167
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 272-4095

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's ABFS Mortgage Loan Trust 2001-4 Mortgage Pass-Through Certificates, Series 2001-4 (the "Certificates"). The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Sale and Servicing Agreement, dated as of December 1, 2001 ( the "Agreement"), among Bear Stearns Asset Backed Securities Inc., as Depositor, American Business Credit Inc., as Servicer, and JPMorgan Chase Bank, as Indenture Trustee and Collateral Agent.

     On January 15, 2003 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on January 15, 2003 as Exhibit 99.1.

BEAR STEARNS ASSET BACKED SECURITIES INC.
ABFS Mortgage Loan Trust 2001-4
Mortgage Pass-Through Certificates, Series 2001-4
-------------------------------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JPMorgan Chase Bank,
                                     not in its individual capacity but solely as Indenture Trustee and Collateral Agent under the Agreement referred to herein



Date:  January 21, 2002           By: /s/   Jennifer H McCourt
                                        -----------------------------
                                            Jennifer H McCourt
                                            Vice President

                                  Exhibit 99.1

                         Statement to Certificateholders
                                January 15, 2003



                        ABFS MORTGAGE LOAN TRUST 2001-4
                        STATEMENT TO CERTIFICATEHOLDERS
                                January 15, 2003

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL         BEGINNING                                                                                   ENDING
               FACE         PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE          BALANCE          PRINCIPAL        INTEREST        TOTAL         LOSSES       INTEREST      BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A         322,320,000.00   248,636,076.74   15,629,012.46    1,108,502.51    16,737,514.97   0.00         0.00     233,007,064.28
TOTALS    322,320,000.00   248,636,076.74   15,629,012.46    1,108,502.51    16,737,514.97   0.00         0.00     233,007,064.28

---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE
------------------------------------------------------------------------------------------------------

                            BEGINNING                                                           ENDING
CLASS          CUSIP        PRINCIPAL       PRINCIPAL        INTEREST        TOTAL            PRINCIPAL
-------------------------------------------------------------------------------------------------------
A         000759CA6   771.39512516        48.48911783       3.43913660   51.92825444          722.90600732
TOTALS                771.39512516        48.48911783       3.43913660   51.92825444          722.90600732

 ---------------------------------------------------------------------------------------------------------


--------------------------------------------------
            PASS-THROUGH RATES
--------------------------------------------------
 CLASS    PREVIOUS         CURRENT        NEXT
 -------------------------------------------------
A                       5.350000 %     5.350000 %
 --------------------------------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

-------------------------------------------------------------------------------
                              Joseph M. Costantino
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th floor
                            New York, New York 10004
                    Tel: 212 623-5435 / Fax: 212 623-5931
                    Email: Joseph.M.Costantino@JPMorgan.com
-------------------------------------------------------------------------------


Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
